UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Ninth Amendment to Amended and Restated Credit Agreement

EnerJex Resources, Inc., a Nevada corporation (the "Company") , EnerJex Kansas, Inc., DD Energy, Inc., Black Sable Energy, LLC, Black Raven Energy, Inc., Adena, LLC, and Working Interest, LLC (together with the Company, the "Borrowers") are parties to an Amended and Restated Credit Agreement dated October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013, and that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 2013, and that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of June 16, 2014, and that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of August 13, 2014 (collectively, the "Credit Agreement") with Texas Capital Bank, N.A., as Administrative Agent, L/C Issuer and a Bank (as those terms are defined in the Credit Agreement), and the several financial institutions and banks from time to time (collectively, the “Banks”) parties to the Credit Agreement.

On April 29, 2015, the Borrowers entered into a Ninth Amendment to Amended and Restated Credit Agreement (the "Ninth Amendment") with the Banks. In the Ninth Amendment, the Banks (i) redetermined the Borrowing Base based upon the recent Reserve Report dated January 1, 2015, (ii) imposed affirmative obligations on the Borrowers to use a portion of proceeds received with regard to future sales of securities or certain assets to repay the loan, (iii) consented to non-compliance by Borrowers with certain terms of the Credit Agreement, (iv) waived certain provisions of the Credit Agreement, and (v) agreed to certain other amendments to the Credit Agreement. The Letter Agreement and the Bank’s waiver thereunder expire earlier if the aggregate amount of dividends paid equals or exceeds $1,000,000.

On May 1, 2015, the Borrowers and the Banks entered into a Letter Agreement (the “Letter Agreement”) to clarify that up to $1,000,000 in proceeds from any potential future securities offering will be unencumbered by the Banks’ Liens as described in the Credit Agreement through November 1, 2015, and that, until November 1, 2015, such proceeds shall not be subject to certain provisions in the Credit Agreement prohibiting the Company from declaring and paying dividends that may be due and payable to holders of securities issued in such potential offerings or issued prior to the Letter Agreement.

The description herein of the Ninth Amendment is qualified in its entirety and the Letter Agreement and the terms are incorporated herein, by reference to the Ninth Amendment, the form of which is filed as Exhibits 10.1 and 10.2 hereto.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

10.1	Ninth Amendment to Amended and Restated Credit Agreement dated April 29, 2015.

10.2	Letter Agreement by and between Registrant and Texas Capital Bank dated May 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: May 5, 2015	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer and
President